UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2016

EP ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36253	46-3472728
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1001 Louisiana Street
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
(713) 997-1200
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2016, our Board of Directors approved an amendment and restatement of the EP Energy Corporation Omnibus Incentive Plan, subject to stockholder approval, to increase the number of shares available for issuance by an additional 12,398,776 shares. The amended and restated omnibus plan was submitted for stockholder approval at our 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”).
On May 11, 2016, at the 2016 Annual Meeting, our stockholders approved the EP Energy Corporation 2014 Omnibus Incentive Plan, as amended and restated. A description of the amended and restated omnibus plan and additional information regarding the plan was included in our proxy statement relating to the 2016 Annual Meeting filed with the Securities and Exchange Commission on March 23, 2016. A copy of the EP Energy Corporation 2014 Omnibus Incentive Plan, as amended and restated, is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2016 Annual Meeting of Stockholders of EP Energy Corporation (the “Company”) was held on May 11, 2016. A total of 241,498,521 shares of the Company’s Class A common stock entitled to vote were present or represented by proxy at the meeting constituting a quorum for the transaction of business. At the meeting, the following proposals were presented for a stockholders’ vote: (i) the election of four Class II directors; (ii) an advisory vote on the compensation of the Company’s named executive officers (say on pay); (iii) approval of the EP Energy Corporation 2014 Omnibus Incentive Plan, as amended and restated; and (iv) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

Proposal 1
Each of the four Class II directors nominated by the Company was elected for a three-year term with the following voting results:

Nominee	For	Withhold	Broker Non-Votes
Thomas R. Hix	233,042,101	444,239	8,012,181
Jaegu Nam	222,321,181	11,165,159	8,012,181
Donald A. Wagner	222,296,267	11,190,073	8,012,181
Rakesh Wilson	222,294,299	11,192,041	8,012,181

Proposal 2
The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved with the following voting results:

For	Against	Abstain	Broker Non-Votes
232,110,714	1,275,478	100,148	8,012,181

Proposal 3
The proposal to approve the EP Energy Corporation 2014 Omnibus Incentive Plan, as amended and restated, to increase the number of shares available for issuance by an additional 12,398,776 shares was approved with the following voting results:

For	Against	Abstain	Broker Non-Votes
220,925,728	12,480,732	79,880	8,012,181

Proposal 4
The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was ratified with the following voting results:

For	Against	Abstain	Broker Non-Votes
241,244,663	114,524	139,334	-

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	EP Energy Corporation 2014 Omnibus Incentive Plan, as amended and restated effective May 11, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EP ENERGY CORPORATION

Date: May 13, 2016	By:	/s/Marguerite N. Woung-Chapman
Marguerite N. Woung-Chapman
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	EP Energy Corporation 2014 Omnibus Incentive Plan, as amended and restated effective May 11, 2016.